                                                                   EXHIBIT 10.11




                         HORIZON MEDICAL PRODUCTS, INC.

                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1   PURPOSE............................................................1

Section 2   DEFINITIONS........................................................1
                 2.1      Board................................................1
                 2.2      Change in Control....................................1
                 2.3      Code.................................................2
                 2.4      Committee............................................2
                 2.5      Fair Market Value....................................2
                 2.6      Horizon Medical......................................2
                 2.7      IPO..................................................2
                 2.8      ISO..................................................3
                 2.9      Key Employee.........................................3
                 2.10     1933 Act.............................................3
                 2.11     Non-ISO..............................................3
                 2.12     Option...............................................3
                 2.13     Option Certificate...................................3
                 2.14     Option Price.........................................3
                 2.15     Outside Director.....................................3
                 2.16     Parent Corporation...................................3
                 2.17     Plan.................................................3
                 2.18     Restricted Stock.....................................4
                 2.19     Restricted Stock Certificate.........................4
                 2.20     Rule 16b-3...........................................4
                 2.21     Stock................................................4
                 2.22     SAR Value............................................4
                 2.23     Stock Appreciation Right.............................4
                 2.24     Stock Appreciation Right Certificate.................4
                 2.25     Subsidiary...........................................4
                 2.26     Ten Percent Shareholder..............................4

Section 3   SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS
            OR STOCK APPRECIATION RIGHTS.......................................5

Section 4   EFFECTIVE DATE.....................................................5

Section 5   COMMITTEE..........................................................6

Section 6   ELIGIBILITY........................................................6

Section 7   GRANT OF OPTIONS TO KEY EMPLOYEES..................................7
                 7.1      Committee Action.....................................7
                 7.2      $100,000 Limit.......................................7
                 7.3      Option Price.........................................8
                 7.4      Exercise Period......................................8

Section 8   GRANT OF OPTIONS TO OUTSIDE DIRECTORS..............................9
                 8.1      Grants of Non-ISOs to Outside Directors..............9
                 8.2      Exercise Period.....................................10

Section 9   RESTRICTED STOCK..................................................11
                 9.1      Committee Action....................................11
                 9.2      Conditions..........................................11
                          (a)      Stock Issuance Conditions..................12
                          (b)      Grants Subject to Forfeiture...............12
                 9.3      Dividends and Voting Rights.........................12
                 9.4      Satisfaction of All Conditions......................13

Section 10  STOCK APPRECIATION RIGHTS.........................................13
                 10.1     Committee Action....................................13
                 10.2     Terms and Conditions................................13
                          (a)      Stock Appreciation Right Certificate.......13
                          (b)      Option Certificate.........................14
                 10.3     Exercise............................................14

Section 11  NONTRANSFERABILITY................................................15

Section 12  SECURITIES REGISTRATION AND RESTRICTIONS..........................15

Section 13  LIFE OF PLAN......................................................16

Section 14  ADJUSTMENT........................................................17
                 14.1     Capital Structure...................................17
                 14.2     Mergers.............................................18
                 14.3     Fractional Shares...................................18

Section 15  CHANGE IN CONTROL.................................................19

Section 16  AMENDMENT OR TERMINATION..........................................20

Section 17  MISCELLANEOUS.....................................................20
                 17.1     No Shareholder Rights...............................20
                 17.2     No Contract of Employment...........................21
                 17.3     Withholding.........................................21
                 17.4     Loans...............................................21
                 17.5     Rule 16b-3..........................................22
                 17.6     Construction........................................22

                                    SECTION 1

                                     PURPOSE

         The purpose of this Plan is to promote the interests of Horizon Medical by authorizing the Committee to grant Options to Key Employees and Outside Directors and to grant Restricted Stock and Stock Appreciation Rights to Key Employees in order (1) to attract and retain Key Employees and Outside Directors, (2) to provide an additional incentive to each Key Employee or Outside Director to work to increase the value of Stock and (3) to provide each Key Employee or Outside Director with a stake in the future of Horizon Medical which corresponds to the stake of each of Horizon Medical's shareholders.


                                    SECTION 2

                                   DEFINITIONS

         2.1 Board -- means the Board of Directors of Horizon Medical Products, Inc.

         2.2 Change in Control -- means (a) the acquisition of the power to direct, or cause the direction, of the management and policies of Horizon Medical by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the direct or indirect acquisition (other than through a bona fide public offering) of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or Horizon Medical or an employee benefit plan established and maintained by Horizon Medical), where, for purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.3 Code -- means the Internal Revenue Code of 1986, as amended.

         2.4 Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board.

         2.5 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal (a) under the New York Stock Exchange Composite Transactions if Stock is traded on the New York Stock Exchange or, if Stock is otherwise publicly traded, (b) under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with Section 2.5(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available or if Stock is not publicly traded, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.6 Horizon Medical -- means Horizon Medical Products, Inc. and any successor to such organization.

         2.7 IPO -- means the initial public offering of Horizon Medical.

         2.8 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

         2.9 Key Employee -- means an employee of Horizon Medical or any Subsidiary or Parent who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of Horizon Medical.

         2.10 1933 Act -- means the Securities Act of 1933, as amended.

         2.11 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

         2.12 Option -- means an ISO or a Non-ISO which is granted under Section 7 or Section 8 of this Plan.

         2.13 Option Certificate -- means the written agreement or instrument which sets forth the terms and conditions of an Option granted to a Key Employee or Outside Director under this Plan.

         2.14 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.15 Outside Director -- means a director who is neither an officer, an employee, nor a 10% shareholder of Horizon Medical or a Parent or Subsidiary of Horizon Medical.

         2.16 Parent Corporation -- means any corporation which is a parent of Horizon Medical within the meaning of Section 424(e) of the Code.

         2.17 Plan -- means this Horizon Medical 1998 Stock Incentive Plan as effective as of the date adopted by the Committee in 1998 and as amended from time to time thereafter.

         2.18 Restricted Stock -- means Stock granted to a Key Employee under Section 9 of this Plan.

         2.19 Restricted Stock Certificate -- means the written agreement or instrument which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

         2.20 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

         2.21 Stock -- means the Class A Common Stock of Horizon Medical.

         2.22 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under
Section 10.

         2.23 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under Section 10 of this Plan either as part of an Option or independent of any Option.

         2.24 Stock Appreciation Right Certificate -- means the written agreement or instrument which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.

         2.25 Subsidiary -- means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of Horizon Medical and any other organization which would be treated as under common control with Horizon Medical under Section 414(c) of the Code if "50 percent" was substituted for "80 percent" in the income tax regulations under Section 414(c) of the Code.

         2.26 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either Horizon Medical, a Subsidiary or a Parent Corporation.


                                    SECTION 3

               SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS
                          OR STOCK APPRECIATION RIGHTS

         There shall be 500,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Horizon Medical deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Horizon Medical. Any shares of Stock subject to an Option which remain unissued after the cancellation or expiration of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under Section 10 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again be available for use under this Plan.


                                    SECTION 4

                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date this Plan is adopted by the Committee in 1998, provided Horizon Medical's shareholders (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after the date the Committee adopts this Plan. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.


                                    SECTION 5

                                    COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Horizon Medical, on each affected Key Employee and on each other person directly or indirectly affected by such action.


                                    SECTION 6

                                   ELIGIBILITY

         Only Key Employees and Outside Directors shall be eligible for the grant of Options under this Plan, and only Key Employees shall be eligible for the grant of Restricted Stock or Stock Appreciation Rights under this Plan.

                                    SECTION 7

                        GRANT OF OPTIONS TO KEY EMPLOYEES

         7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant an Option to a Key Employee under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant a new Option to a Key Employee in exchange for the cancellation of an outstanding Option granted to such Key Employee which has a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall

         (a) specify whether the Option is an ISO or Non-ISO, and

         (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable on any date or a Stock Appreciation Right which is a part of such Option.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

         7.2 $100,000 Limit. The aggregate Fair Market Value of the shares of Stock subject to ISOs and other incentive stock options (which satisfy the requirements under Section 422 of the Code) granted to a Key Employee under this Plan and under any other stock option plan adopted by Horizon Medical, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair

Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with
Section 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

         7.3 Option Price. The Option Price for each share of Stock subject to an ISO or Non-ISO granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the ISO or Non-ISO is granted unless the Option is an ISO and the Option is granted to a Key Employee who is a Ten Percent Shareholder, in which event the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash (which may be provided through a loan or other extension of credit) or in Stock which has been held by the Key Employee for at least 6 months or in any combination of cash and such Stock. If an Option Certificate allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

         7.4 Exercise Period. Each Option granted to a Key Employee under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall

         (a) make an Option exercisable before the end of the six month period which starts on the date such Option is granted, or

         (b) make an Option exercisable on or after the earliest of the

             (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

             (2) the date which is the tenth anniversary of the date such Option is granted, if such Option is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted or if such Option is a Non-ISO.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.


                                    SECTION 8

                      GRANT OF OPTIONS TO OUTSIDE DIRECTORS

         8.1 Grants of Non-ISOs to Outside Directors. Each person who is an Outside Director at the time of the IPO automatically will be granted a Non-ISO under this Plan to purchase 10,000 shares of Stock at an Option Price equal to the IPO price of a share of Stock. Thereafter, the Committee acting in its absolute discretion shall have the right to grant to an Outside Director at the time he or she becomes an Outside Director a Non-ISO to purchase shares of Stock under this Plan at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant.

         8.2 Exercise Period. Subject to any special exercise rules set forth in an Option Certificate evidencing the grant of a Non-ISO to an Outside Director under this Plan, an Outside Director's right to exercise a Non-ISO granted to him or her under this Plan shall be conditioned on the Outside Director continuing as an Outside Director of Horizon Medical as follows:

         (a) If the Outside Director continues as an Outside Director of Horizon Medical or a Subsidiary until the first anniversary of the date he or she is granted a Non-ISO under this Plan, the Outside Director may exercise the Non-ISO as to 331/3% of the shares of Stock covered by the Non-ISO on such grant date.

        (b) If the Outside Director continues as an Outside Director of Horizon Medical or a Subsidiary until the second anniversary of the date he or she is granted a Non-ISO under this Plan, the Outside Director may exercise the Non-ISO as to an additional 331/3% of the shares of Stock covered by the Non-ISO on such grant date.

        (c) If the Outside Director continues as an Outside Director of Horizon Medical or a Subsidiary until the third anniversary of the date he or she is granted a Non-ISO under this Plan, the Outside Director may exercise the Non-ISO as to the remaining shares of Stock covered by the Option.

The aggregate number of shares of Stock which the Outside Director can purchase through the exercise of the Non-ISO on any date shall equal the excess number of shares of Stock as to which the Outside Director has the right on such date to purchase over the number of shares of Stock which Outside Director previously has purchased through the exercise of the Non-ISO. An Option Certificate may provide for the exercise of a Non-ISO after the Outside Director ceases to serve as an Outside Director for any reason whatsoever, including death or disability.


                                    SECTION 9

                                RESTRICTED STOCK

         9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to a Key Employee under this Plan from time to time and, further, shall have the right to make a new Restricted Stock grant to a Key Employee in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which Stock will be issued in the name of the Key Employee and the conditions, if any, under which the Key Employee's interest in such Stock will become nonforfeitable.

         9.2 Conditions.

         (a) Stock Issuance Conditions. The Committee acting in its absolute discretion may make the issuance of Restricted Stock in the name of a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition or the expiration date, if any, for each such condition. Stock shall be issued in the name of a Key Employee only after each such condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate, and upon issuance such Stock shall be held by Horizon Medical (or Horizon Medical's delegate) pending the satisfaction or expiration of the forfeiture conditions, if any, set forth in the related Restricted Stock Certificate.

         (b) Grants Subject to Forfeiture. The Committee acting in its absolute discretion may make Restricted Stock issued in the name of a Key Employee subject to forfeiture upon a failure to satisfy one, or more than one, condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the related deadline, if any, for satisfying each such forfeiture condition or the expiration date, if any, for each such condition. Stock issued in the name of a Key Employee shall be forfeited unless each such forfeiture condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate.

         9.3 Dividends and Voting Rights. Each Restricted Stock Certificate shall specify what rights, if any, a Key Employee shall have with respect to the Stock issued in the name of a Key Employee, including rights to receive dividends and to vote, pending the forfeiture of such Stock or the satisfaction or expiration of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under Section 9.2(a) under which cash equivalent to a dividend shall be paid to the Key Employee by Horizon Medical when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.

         9.4 Satisfaction of All Conditions. A share of Stock issued in the name of a Key Employee shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable, and the certificate representing such share shall be released by Horizon Medical (or Horizon Medical's delegate) and transferred to the Key Employee as soon as practicable thereafter.


                                   SECTION 10

                            STOCK APPRECIATION RIGHTS

         10.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

         10.2 Terms and Conditions.

         (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

         (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

         10.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Horizon Medical in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this Section 10.3.

                                   SECTION 11

                               NONTRANSFERABILITY

         No Option, Restricted Stock or Stock Appreciation Right shall be transferable by a Key Employee or an Outside Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall be exercisable during a Key Employee's or Outside Director's lifetime only by the Key Employee or Outside Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee or Outside Director.


                                   SECTION 12

                    SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock, the Key Employee or Outside Director shall, if so requested by Horizon Medical, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Horizon Medical, shall deliver to Horizon Medical a written statement satisfactory to Horizon Medical to that effect. Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate also shall provide that, if so requested by Horizon Medical, the Key Employee or Outside Director shall make a written representation to

Horizon Medical that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Horizon Medical an opinion in form and substance satisfactory to Horizon Medical of legal counsel satisfactory to Horizon Medical that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Restricted Stock may at the discretion of Horizon Medical bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Horizon Medical of legal counsel satisfactory to Horizon Medical that such registration is not required.


                                   SECTION 13

                                  LIFE OF PLAN

         No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

         (a) the tenth anniversary of the effective date of this Plan, at which point this Plan shall continue in effect only until all then outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all then outstanding Restricted Stock grants have been forfeited or the forfeiture conditions, if any, with respect to such grants have been satisfied or expired, or

         (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options or Stock Appreciation Rights or the satisfaction or expiration of the forfeiture conditions, if any, on all Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.


                                   SECTION 14

                                   ADJUSTMENT

         14.1 Capital Structure. The number, kind or class of shares of Stock reserved under Section 3 of this Plan and the number, kind or class of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Horizon Medical, including, but not limited to, such changes as stock dividends or stock splits.

         14.2 Mergers. The Committee as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

         14.3 Fractional Shares. If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Committee shall be conclusive and binding on all affected persons.

                                   SECTION 15

                                CHANGE IN CONTROL

         If the Committee determines that there has been a Change in Control of Horizon Medical or a bona fide tender or exchange offer for Stock (other than a tender offer by Horizon Medical or an employee benefit plan established and maintained by Horizon Medical), the Committee thereafter shall have the right to take such action, if any, with respect to any or all then outstanding Options, Stock Appreciation Rights and Restricted Stock grants under this Plan as the Committee deems appropriate under the circumstances to protect the interest of Horizon Medical in maintaining the integrity of such grants under this Plan, including waiving any conditions to the exercise of such Options and Stock Appreciation Rights and any issuance and forfeiture conditions on any Restricted Stock and thereafter canceling such Options, Stock Appreciation Rights and Restricted Stock grants. The Committee shall have the right to take different action under this Section 15 with respect to different Key Employees or Outside Directors or different groups of Key Employees or Outside Directors, as the Committee deems appropriate under the circumstances.


                                   SECTION 16

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate. The Committee also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, Horizon Medical shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless (1) the Key Employee or Outside Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of Horizon Medical or a transaction described in
Section 14 or Section 15 of this Plan.


                                   SECTION 17

                                  MISCELLANEOUS

         17.1 No Shareholder Rights. No Key Employee or Outside Director shall have any rights as a shareholder of Horizon Medical as a result of the grant of an Option or a Stock Appreciation Right to him or to her under this Plan or his or her exercise of such Option or a Stock Appreciation Right pending the actual delivery of Stock subject to such Option or Stock Appreciation Right to such Key Employee or Outside Director, and no Key Employee shall have any rights as a shareholder with respect to any Restricted Stock except those rights, if any, set forth in the related Restricted Stock Certificate.

         17.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or Restricted Stock to a Key Employee or Outside Director under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee or Outside Director any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate.

         17.3 Withholding. Each Option, Stock Appreciation Right and Restricted Stock grant shall be made subject to the condition that the Key Employee or Outside Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction or expiration of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Outside Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

         17.4 Loans. If approved by the Committee, Horizon Medical may lend money to, or guarantee loans by a third party to, any Key Employee or Outside Director to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, Horizon Medical also may, in accordance with a Key Employee's or Outside Director's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee or Outside Director for financing the exercise of such Option.

         17.5 Rule 16b-3. The Committee shall have the right to amend any Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Outside Director as the

Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the Securities Exchange Act of 1934, as amended, might be applicable to such grant or transfer.

         17.6 Construction. All of the defined terms under this Plan are set forth in Section 2 of this Plan. All references to sections (Section) are to sections (Section) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references to the plural shall include the singular. This Plan shall be construed under the laws of the State of Georgia.

         IN WITNESS WHEREOF, Horizon Medical has caused its duly authorized officer to execute this Plan this ____ day of _______________, 1998 to evidence its adoption of this Plan.

                                    HORIZON MEDICAL PRODUCTS, INC.


                                    By:
                                        ----------------------------------------

                                    Title:
                                          --------------------------------------